As filed with the Securities and Exchange Commission on October 1, 1999

                                                      Registration No. 333-58663

              ===================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            -------------------------
                                 COCENSYS, INC.
             (Exact name of Registrant as specified in its charter)
                            -------------------------

          Delaware                                      33-0538836
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
  of incorporation or
     organization)
                            -------------------------
                              213 Technology Drive
                            Irvine, California 92618
                                 (949) 753-6100
                   (Address, including zip code, and telephone
    number, including area code of Registrant's principal executive offices)
                            -------------------------
                              Howard R. Udell, Esq.
                             c/o Purdue Pharma L.P.
                             100 Connecticut Avenue
                           Norwalk, Connecticut 06850
                                 (203) 853-0123
                (Name, address, including zip code, and telephone
               number, including area code of agent for service)
                            -------------------------
                     Copies of all communications, including
               communications sent to the agent for service, to:

                              Stuart D. Baker, Esq.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                               New York, NY 10112
                                  212-408-5100
                            -------------------------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                            -------------------------

     The Registrant hereby withdraws from registration any shares of its Common Stock registered hereby which remain unsold.

================================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Norwalk, State of Connecticut, on this 1st day of October, 1999.

                                                     COCENSYS, INC

                                                     By: /s/ Stuart D. Baker
                                                         -----------------------
                                                         Stuart D. Baker
                                                         Director



     Pursuant to the requirements of the Securities Act of 1933, the amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                        Date

/s/ Stuart D. Baker
-----------------------
Stuart D. Baker                   Director                October 1, 1999


/s/ Howard R. Udell
-----------------------
Howard R. Udell                   Director                October 1, 1999










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